DEUTSCHE ASSET MANAGEMENT
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                                                               [GRAPHIC OMITTED]

                                                             Mutual Fund
                                                                   Annual Report

                                                                October 31, 2000



International Equity

Formerly BT Investment International Equity Fund

                                              A Member of the
                                              DEUTSCHE BANK GROUP [LOGO OMITTED]

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International Equity
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TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ...................................... 3

              INTERNATIONAL EQUITY
                 Statement of Assets and Liabilities ......................10
                 Statement of Operations ..................................11
                 Statements of Changes in Net Assets ......................12
                 Financial Highlights .....................................13
                 Notes to Financial Statements ............................14
                 Report of Independent Accountants ........................16
                 Tax Information ..........................................16

              INTERNATIONAL EQUITY PORTFOLIO
                 Schedule of Portfolio Investments ........................17
                 Statement of Assets and Liabilities ......................21
                 Statement of Operations ..................................22
                 Statements of Changes in Net Assets ......................23
                 Financial Highlights .....................................24
                 Notes to Financial Statements ............................25
                 Report of Independent Accountants ........................29

                               -------------------
               The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks,
               including   possible  loss  of  principal   amount
               invested.
                               -------------------

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International Equity
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LETTER TO SHAREHOLDERS

We are pleased to present you with this annual report for the period ended October 31, 2000 for International Equity (the "Fund"). It provides a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
MOST WORLD EQUITY MARKETS ACHIEVED NEW HIGHS DURING THE CLOSING WEEKS OF 1999, AS Y2K FEARS ABATED. HOWEVER, LINGERING CONCERNS THAT STOCK VALUATIONS HAD BECOME STRETCHED WHILE ECONOMIC FUNDAMENTALS WERE WEAKENING LED INVESTORS TO FLEE EQUITIES DURING MUCH OF 2000.
o A series of interest rate increases in the US and Europe, as well as Japan's first rate hike in a decade, further clouded the outlook for equities.
o A dramatic rise in the tech-laden NASDAQ Composite Index in the early months of the fiscal year and a relatively tight correlation with foreign stocks offering similar attributes was followed by a sharp downturn in global equity indices beginning in mid-March. The dot.com bubble burst, and sectors rotated abruptly. Valuations, which seemed to matter little to investors during the first half of the period, suddenly became important.
o Europe was particularly impacted by the failure of central bank coordination and intervention to stop the euro currency from touching new lows against the US dollar and Japanese yen.
o The abrupt departure of foreign investors from the Japanese market, due to concerns regarding the pace of both economic recovery and restructuring efforts, unwound 20 months of strong Nikkei performance.
o After being adversely impacted by higher interest rates and decreased liquidity, emerging markets were further hurt by fears that impending slower world economic growth would cut short domestic economic recovery and export demand.

EUROPE
EUROPE OVERALL POSTED A BARELY POSITIVE 1.2% RISE IN US DOLLAR TERMS FOR THE FISCAL YEAR, GIVING BACK DURING THE SECOND HALF MUCH OF THE GAINS EARNED DURING THE FIRST HALF. THE CONTINENT (EXCLUDES THE UK) OUTPERFORMED, WITH RETURNS IN US DOLLAR TERMS OF 3.8% VERSUS -5.9% FOR THE UK.
o The euro's 19.3% decline over the twelve months due to strong demand for assets outside of the region, and particularly in the US, severely dampened returns.

 TEN LARGEST STOCK HOLDINGS
 (percentages are based on net assets of total investments in the Portfolio)
--------------------------------------------------------------------------------
Vodafone Group PLC ............................. 3.63%
ING Groep NV ................................... 2.59
Takeda Chemical Industries Ltd. ................ 2.19
Total Fina ELF ................................. 2.18
Shell Transport & Trading Co. PLC .............. 2.17
Royal Bank of Scotland Group PLC ............... 2.14
Aventis SA ..................................... 2.10
Elan Corp. PLC ADR ............................. 1.94
Reckitt Benckiser PLC .......................... 1.89
Koninklijke Ahold NV ........................... 1.87

o Despite several attempts by the European Central Bank to prop up the sagging euro with interest rate increases and foreign exchange market intervention, the currency continued to set new lows.
o The fall from grace experienced by bellwether European technology, media and telecommunications service and equipment stocks lowered domestic indices.
o Downward revisions in the pace of European economic growth weighed on investor sentiment.
o Although currency weakness may contribute to the illusion that confidence is lacking in the region, European markets continued to demonstrate the benefits of the Economic and Monetary Union, corporate restructuring and tax reform efforts. In fact, for the European investor, this was a banner year for domestic equity market performance. Local investors enjoyed a 27.8% annual return on the continent and a 6.4% annual return in the UK.

FOR THE SECOND HALF OF THE FISCAL YEAR, EUROPE RETURNED -6.7% IN US DOLLAR TERMS. AFTER POSTING A STRONG FIRST HALF AND A FLAT SECOND HALF IN LOCAL CURRENCY, THE WEAK EURO AND CORRELATED CURRENCIES LED TO NEARLY ACROSS THE BOARD LOSSES. THE IMPACT WAS FELT BOTH IN CORE LARGE MARKETS AND TECHNOLOGY-SENSITIVE NORDIC MARKETS.
o Germany led the way down on weaker economic news falling 12.2%, while neighbor France dropped 6.4% in US dollar terms.

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International Equity
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LETTER TO SHAREHOLDERS

o Finland and Sweden lost 30.8% and 27.2%, respec tively, weighed down by bellwethers Nokia and Ericsson.
o Italy was able to buck the trend by rising 1.9% on strong financial sector performance.
o Although not part of the Eurozone, the United Kingdom also saw currency weakness drag down a respectable local currency gain to register a 2.8% decline in dollars.

ASIA
AFTER LEADING MAJOR EQUITY INDICES IN CALENDAR 1999, THE JAPANESE EQUITY MARKET GAVE BACK ALL OF ITS GAINS AND MORE, FALLING 14.4% OVER THE LAST SIX MONTHS AND 11.6% FOR THE FISCAL YEAR IN US DOLLAR TERMS.
o Foreign investors were punished for believing that a sustainable economic recovery, which could buoy company profits, was in place.
o The anemic pace of corporate restructuring announcements, the rollback of financial reform efforts and the increasing number of small and large company bankruptcies further undermined investor sentiment. For example, the collapse of retailer Sogo and insurers Kyoei Life and Chiyoda Life, after desperate attempts to prop up sagging balance sheets, severely diminished investor confidence.
o The beleaguered bank sector had been declared saved after massive government capital injections. However, it lost nearly one-third of its value during the fiscal period, experiencing its 33rd consecutive month of lending declines.
o Hope that with the maturity of postal savings accounts domestic investors would flood into equities was dashed as the market tumbled just after the end of the March 31 fiscal year.
o The first hike in Japanese interest rates in a decade was seen as a threat to the fragile recovery, much as a previous consumption tax increase had done so.

ASIA EX-JAPAN CONTRACTED 25.5% IN US DOLLAR TERMS DURING THE SIX-MONTH PERIOD ENDING OCTOBER 31 AND 5.3% OVER THE 12 MONTH PERIOD.
o The region suffered from domestic challenges as well as negative international factors. These included slowing global growth, higher oil prices, a downturn in the semiconductor cycle, a de-rating of global telecom companies and increased global risk aversion.
o Hong Kong and Singapore were least exposed to these factors and benefited from their traditional 'safe haven' status in times of market volatility.
o On the other hand, higher oil prices had a detrimental effect on Korea, India, the Philippines and Thailand.
o Taiwan and South Korea were hurt by domestic concerns, dropping 36.6% and 35.1% over the last six months and 30.0% and 33.8% for the fiscal year, respectively. These declines were despite high earnings growth and inexpensive valuations. Exposure to the global technology cycle and political uncertainty were felt in both markets.
o South Korea's credit crunch and dissatisfaction with its reform progress hampered equity purchases despite the pledge of 40-50 trillion won for financial restructuring. Ford Motor's pullout in September of its Daewoo Motor purchase damaged sentiment.

OTHER MARKETS
Emerging markets fell 19.9% in US dollar terms for the latter half of the period and 8.8% for the full fiscal year.

LATIN AMERICAN MARKETS OVERALL PERFORMED STRONGLY, WITH BOTH MEXICO AND VENEZUELA BENEFITING FROM HIGHER OIL PRICES.
o Argentina, however, shook regional confidence with its fiscal problems, political scandal and debt load concerns.
o Brazil was hurt by weakness in telecom stocks, concerns over the inflationary impact of higher oil prices and Argentina contagion fears. Investor sentiment improved following Moody's upgrade of Brazil's debt rating to B1.

EMERGING EUROPE, OFF 24.2% IN US DOLLAR TERMS FOR THE SECOND HALF OF THE YEAR AND 5.6% OVER TWELVE MONTHS, PROVED TO BE LESS RESILIENT.
o Turkey led the region down on concerns that it would be unable to adhere to International Monetary Fund proposals.
o Poland and Hungary were lackluster, given deterioration in continental Europe's leading indicators.
o Although Russia was a beneficiary of high oil prices, its market declined following lapses in corporate governance.

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International Equity
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LETTER TO SHAREHOLDERS

INVESTMENT REVIEW
THE FUND OUTPERFORMED ITS BENCHMARK INDEX, THE MSCIEAFEINDEX,2 FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000. STILL, MANY OF THE STOCKS IN THE PORTFOLIO WERE BUFFETED BY HEIGHTENED VOLATILITY IN WORLD MARKETS BASED ON QUESTIONABLE GROWTH EXPECTATIONS. SHORT-TERM SECTOR ROTATIONS ALSO LED TO THE KIND OF ABRUPT SWINGS IN PERFORMANCE NOT SEEN SINCE THE EMERGING MARKET CRISES OF 1997 AND 1998.
o We maintained a neutral weighting in the European region, with a continued preference for the continent. We believe the profound changes taking place in the Eurozone will have a deep and long-lasting impact on trade, economic growth and domestic prosperity both within the region and throughout the world. As part of the ongoing restructuring of European businesses, spin-offs of non-core assets and strategic alliances also provided rare opportunities.
o We continued to be underweight in the United Kingdom and Japan, EAFE's 2 largest markets, because better stock specific investment opportunities lay elsewhere.
o We significantly reduced the Portfolio's exposure to Asia ex-Japan and emerging markets based on sensitivities to a slowing in global economic growth rates.
o We remained buyers of Canada, the best performing market of the past year, because of exciting technology, capital equipment and financial sector opportunities there.

WE SIGNIFICANTLY REDUCED THE PORTFOLIO'S EXPOSURE TO THE VOLATILE TELECOMMUNICATIONS AND TECHNOLOGY SECTORS, BASED ON WHAT WE BELIEVED TO BE RICH VALUATIONS, PEAKING FUNDAMENTALS AND HIGHER CAPITAL EXPENDITURE REQUIREMENTS. WE REMAINED OVERWEIGHT IN ATTRACTIVELY PRICED TECHNOLOGY STOCKS AND UNDERWEIGHT IN TELECOMMUNICATIONS.
o We expect that next year will represent the near-term peak in semiconductor profits, but unlike previous cycles, supply restraint will prevent earnings from collapsing. We sold or trimmed several semiconductor-related companies such as Europe's ASM Lithography and STMicroelectronics, Japan's PC giant Fujitsu, and emerging Asia's Samsung Electronics, Hyundai Electronics, United Microelectronics and Malaysian Pacific Industries.
o Evidence of slowing handset sales and lower capital spending by telecom operators led us to take profits in communications equipment manufacturers Nokia, Alcatel and Nortel and to sell Ericsson. Software names were also reduced, including Sema Group, Intershop Communications and Satyam Computer.

                                                           CUMULATIVE                             AVERAGE ANNUAL
                                                        TOTAL RETURNS                              TOTAL RETURNS

   Periods ended             Past 1     Past 3     Past 5       Since   Past 1     Past 3     Past 5       Since
   October 31, 2000            year      years      years   inception     year      years      years   inception
------------------------------------------------------------------------------------------------------------------
 International Equity 1
   (inception 8/4/92)         0.83%      28.59%     87.98%    194.17%    0.83%      8.74%     13.45%      13.99%
------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital
   International ("MSCI")
   EAFE Index 2              (2.90)%     30.99%     51.41%    125.34%4  (2.90)%     9.42%      8.65%      10.35%4
------------------------------------------------------------------------------------------------------------------
 Lipper International
   Equity Funds Average 3     2.70%      34.13%     62.88%    129.27%4   2.70%      9.96%      9.93%      10.39%4
------------------------------------------------------------------------------------------------------------------

-----------
1 PAST  PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.  MARKET  VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE.
  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
2 The MSCI EAFE Index is an unmanaged  capitalization-weighted  index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Benchmark returns are for the period beginning July 31, 1992.


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International Equity
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LETTER TO SHAREHOLDERS

o European governments' overly successful auctions for third generation mobile licenses highlighted the high cost of participation in this competitive arena. Margin pressures, compounded by capacity buildups, are also emerging for telecom providers globally. Thus, we lowered our overall exposure through the reduction or sale of KPN, KPNQwest, Sonera, Telefonica, Cable & Wireless, Colt, NTT, NTT Docomo, Optus, Telstra, SK Telecom, Embratel and Telmex.

THE COMBINATION OF A WEAKENING GLOBAL ECONOMY AND EXPECTATIONS OF A SHARP FALL-OFF IN INTERNET ADVERTISING LED US TO UNDERWEIGHT THE PORTFOLIO'S MEDIA POSITION DURING THE SECOND HALF OF THE PERIOD.
o We believe the Internet will expand as a powerful force in communications, commerce and productivity. However, valuations remain a persistent issue.
o We sold cable and broadcast players Canal Plus, NTL, PT Multimedia and Ucoma as well as other media concerns including Seat Pagine, TF1, News Corp, Singapore Press Holdings and Televisa.

WE SIGNIFICANTLY RE-ORIENTED THE PORTFOLIO TOWARDS FINANCIAL STOCKS, PRIMARILY AS A RESULT OF ATTRACTIVE CONTINENTAL EUROPEAN AND CANADIAN GROWTH PROSPECTS AND VALUATIONS.
o As we near what we feel to be the peak of the current interest rate cycle and an economy undergoing a soft landing, we believe banks will be key beneficiaries of widening interest rate spreads and moderate economic growth. We feel comfortable with the European and Canadian banks' asset quality given the less extended credit cycle there. We particularly favor asset-gathering banks and insurance companies that are well positioned to capture the rising equity culture, especially in continental Europe.
o We were overweight in the insurance group with several additions to the Portfolio. These include Canada's Sun Life Financial Services and Manulife Financial, Italy's Riunione Adriaticadi Sicurta and Generali, and Switzerland's Zurich Financial.
o Other financials that were added include Germany's Dresdner Bank, Netherlands' ABN Amro Holdings and Fortis, Spain's Banco Popular Espanol, UK's Royal Bank of Scotland and Hungary's OTP Bank.
o In Spain, we sold Banco Santander Central Hispano given its similar profile to and our preference for Banco Bilbao Vizcaya Argenta. We sold Japanese consumer finance companies Nichiei and Shohkoh Fund due to deteriorating industry fundamentals.

WE INCREASED HOLDINGS IN THE ENERGY AND OIL SERVICES SECTOR TO CAPTURE IMPROVING INDUSTRY FUNDAMENTALS AND THE RECOVERY IN DRILLING ACTIVITY.
o OPEC production restraint amidst higher global demand led to a tripling of oil prices, benefiting many key industry participants.
o During the early months of the period we purchased integrated oil leader BP Amoco, which has bid for ARCO, and Shell T&T, an undervalued oil major with significant restructuring potential. We also added to the Portfolio's position in Total Fina Elf, which is benefiting from merger synergies.
o We purchased emerging market oil companies Petrobras of Brazil and PetroChina, oil services firms Petroleum Geo Services and Saipem.

OTHER  SIGNIFICANT  ACTIVITY IN THE  PORTFOLIO  WAS FOCUSED ON DEFENSIVE  GROWTH
AREAS.
o Within the consumer staples sector, we either purchased or added to positions in food retailer Ahold, food producers Nestle and Numico, household products manufacturer Reckitt Benckiser and tobacco firm Altadis.
o We moved to an overweighting in pharmaceutical and biotechnology through investments in Aventis, Elan, Glaxo Wellcome, Serono and Celltech.
o We added select consumer discretionary firms viewed as more resilient to any consumption slowdown. These included Japan's audio and video equipment leader Pioneer and France's luxury goods manufacturer Christian Dior.

MANAGER OUTLOOK
As we near what we feel to be the peak of the current interest rate cycle, we believe there is considerable room for rate reductions in the coming year to spur economic growth. We believe that in the near term earnings expansion may slow to reflect moderate global demand. Our most likely scenario is for a 'soft-landing.'

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International Equity
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LETTER TO SHAREHOLDERS

 PORTFOLIO DIVERSIFICATION
 By Country as of October 31, 2000
 (percentages are based on market value of total investments in the Portfolio)

United Kingdom ...............................  17.53%
France .......................................  13.36
Netherlands ..................................  11.20
Japan ........................................   9.30
Italy ........................................   8.48
Canada .......................................   5.67
Germany ......................................   5.47
Ireland ......................................   4.56
Spain ........................................   4.25
Switzerland ..................................   3.40
Hong Kong ....................................   2.81
Australia ....................................   1.97
Other 1 ......................................  12.00
                                              -------
Total ........................................ 100.00%
                                              =======

------------
1 Includes countries with weightings of less than 2%.

IN EUROPE, WE ANTICIPATE A FIRMER EURO AND GREATER INVESTOR CONFIDENCE IN EQUITIES IN THE MONTHS AHEAD.
o The 11 member countries of the Eurozone saw unemployment fall to 9.0% in September, down from over 10.0% a year ago.
o With currency risk mitigated by the introduction of the euro, Eurozone investors continue to shift from money market and bond investments to equities. However, they are still significantly underexposed to longer-term savings products versus Anglo-Saxon investors.
o Though reduced, the outlook for earnings growth is still positive. With short-term interest rates believed to be at or near peak levels and scope for bond yields expected to decline, equity valuations should be well supported. From a valuation perspective, the UK is looking the most attractive of the major European markets for the first time in two years, and we are intensifying our bottom-up research efforts there.
o Tax reform, both corporate and household, is proceeding more rapidly than we initially anticipated. Marginal rates throughout the region are expected to be at or below US levels in several years.
o Restructuring and consolidation, heightened sensitivity to minority shareholders and shareholder value, and improving labor force flexibility are resulting in pressure to allocate capital more rationally.
o These trends support the rapid rise of an equity culture. They are also expected to lead to positive fund flows into the region from both portfolio and corporate investors.

WE BELIEVE THAT THE MUCH-TRUMPETED JAPANESE RECOVERY OFFERS LITTLE SUBSTANCE FOR MANY DEEP-ROOTED AND FUNDAMENTAL REASONS.
o A lack of political resolve has led to a 'lost decade' for economic growth, which is clearly being felt by consumers refusing to spend.
o The pace of fiscal and financial sector reform has stalled and announcements of corporate restructuring efforts have all but ended.
o A rollback of many of the `big bang' efforts to stimulate the troubled financial sector bodes ill for financial transparence and equity demand.
o Foreigners are not likely to be strong net buyers of the Japanese equity market in the near future, given the miserable turnabout they have experienced recently.
o Thus, investors will need to be selective and willing to trade out of positions quickly in order to preserve gains in this contradictory market.

IN ASIA EX-JAPAN AND THE EMERGING MARKETS OVERALL, CONCERNS ABOUT SLOWING GLOBAL GROWTH, THE GLOBAL TECHNOLOGY CYCLE, RESTRUCTURING, COMMODITY PRICES AND THE DIRECTION OF THE US ECONOMY ARE LIKELY TO CONTINUE TO WEIGH ON EQUITIES FOR THE NEAR TERM. HOWEVER, PROFITABILITY, DOMESTIC GROWTH AND ATTRACTIVE VALUATIONS ARE ALL SUPPORTIVE GOING FORWARD. WE ARE CONTENT TO HAVE EXPOSURE TO THESE MARKETS BUT AT LEVELS THAT BALANCE RISK WITH POTENTIAL RETURNS.

o The sharp correction in Asian stocks has left valuations more attractive. However, in the short term, Asia lacks an obvious catalyst to ignite a sustained rally. If high energy price levels are sustained in 2001, Asia is expected to suffer from a combination of decelerating growth, higher inflation and deteriorating trade balances.

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LETTER TO SHAREHOLDERS

o We remain cautious in Mexico due to above-trend economic growth and a tight labor market. Lower rates in Brazil are spurring growth, while inflation targeting is keeping a lid on overheating.
o Emerging Europe is less vulnerable to global volatility, given its lower exposure to the telecommunications and technology sectors. The concerted action among European, US and Japanese central banks to support the euro above
  0.85 against the US dollar could be positive for emerging European markets.
o In our view, euro strength would also improve the inflation outlook in central Europe and take some pressure off the Polish zloty in particular. We believe it would help Turkish exporters and reduce the likelihood of cash flow out of Greece.

THE DIFFICULT MARKET CONDITIONS THIS PAST FISCAL YEAR CERTAINLY TEST THE RESOLVE OF INVESTORS AFTER SEVERAL YEARS OF STRONG EQUITY RETURNS. THAT IS WHY IT IS IMPORTANT TO PUT CORRECTIVE PERIODS INTO A LONG-TERM CONTEXT AND TO TREAT THEM AS PAUSES RATHER THAN EMERGING TRENDS PROVIDED THAT THE FUNDAMENTAL ECONOMIC, DEMOGRAPHIC AND POLITICAL ENVIRONMENT REMAINS SOUND.
o We believe recent market weakness can be primarily attributed to short-term influences -- higher interest rates, restrained economic growth, rising oil prices -- rather than fundamental economic or political crises like those seen in previous years.
o Although the bursting of the Internet bubble has had a significant impact on investor confidence, developed market demographics and public policy are favorable for continued and expanding equity ownership by investors the world over.
o Many positive variables that can benefit international equities lie ahead. We believe these include an interest rate cycle that has likely peaked, expanding tax reduction and pension reform measures and commodity prices that are expected to soften.

We will, of course, continue to monitor economic conditions and political initiatives and their effect on financial markets as we seek long-term capital appreciation.

We sincerely value your ongoing support of International Equity and look forward to continuing to serve your investment needs in the years ahead.

\S\ SIGNATURES MICHAEL LEVY, ROBERT REINER AND JULIE WANG
Michael Levy, Robert Reiner and Julie Wang

Portfolio Managers of the
INTERNATIONAL EQUITY PORTFOLIO
October 31, 2000

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International Equity
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PERFORMANCE COMPARISON

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

INTERNATIONAL EQUITY, MSCI EAFE INDEX AND
LIPPER INTERNATIONAL EQUITY FUNDS AVERAGE
GROWTH OF A $10,000 INEVESTMENT (SINCE AUGUST 4,1992)1

                                                  Lipper International Equity
          International Equity    MSCI EAFE Index      Funds Average

8/4/92           10,150             10,000                10,000
10/31/92          9,390              9,871                 9,551
4/30/93          10,900             12,281                11,147
10/31/93         12,564             13,569                12,672
4/30/94          14,227             14,322                13,581
10/31/94         14,583             14,937                14,103
4/30/95          14,841             15,123                13,595
10/31/95         15,649             14,883                14,136
4/30/96          17,757             16,849                15,864
10/31/96         18,207             16,442                15,829
4/30/97          20,722             16,700                16,870
10/31/97         22,877             17,202                17,597
4/30/98          28,302             19,857                20,539
10/31/98         25,280             18,858                18,529
4/30/99          27,528             21,736                21,054
10/31/99         29,175             23,200                22,774
4/30/00          33,770             24,760                25,545
10/31/00         29,417             22,532                22,927


Average Annual Total Return for the Periods Ended October 31, 2000
One-Year 0.83%   Three-Year 8.74%   Five-Year 13.45%   Since 8/4/92 1 13.99%


--------------------------------------------------------------------------------
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by theFund.

The MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

Benchmark returns are for the period beginning July 31, 1992.

--------------------------------------------------------------------------------

International Equity
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                OCTOBER 31, 2000
--------------------------------------------------------------------------------
ASSETS
   Investment in International Equity Portfolio, at value .....  $2,101,093,734
   Receivable for shares of beneficial interest subscribed ....      29,671,394
   Prepaid expenses and other .................................          34,663
                                                                 --------------
Total assets ..................................................   2,130,799,791
                                                                 --------------
LIABILITIES
   Payable for shares of beneficial interest redeemed .........       1,513,369
   Due to Bankers Trust .......................................       1,264,139
   Accrued expenses and other .................................         106,492
                                                                 --------------
Total liabilities .............................................       2,884,000
                                                                 --------------
NET ASSETS ....................................................  $2,127,915,791
                                                                 ==============
COMPOSITION OF NET ASSETS
   Paid-in capital ............................................  $2,003,583,597
   Undistributed net investment income ........................      14,694,277
   Net unrealized appreciation on investments and
     foreign currencies .......................................     109,637,917
                                                                 --------------
NET ASSETS ....................................................  $2,127,915,791
                                                                 ==============
SHARES OUTSTANDING ($0.001 par value per share,
   unlimited number of shares
   of beneficial interest authorized) .........................      83,289,855
                                                                 ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)                    $        25.55
                                                                 ==============

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                              FOR THE YEAR ENDED
                                                                OCTOBER 31, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Income allocated from International Equity Portfolio, net ...  $  17,141,626
                                                                  -------------
EXPENSES
   Administration and services fees ............................     19,983,674
   Printing and shareholder reports ............................        232,082
   Registration fees ...........................................         87,985
   Professional fees ...........................................         45,814
   Trustees fees ...............................................          4,294
   Miscellaneous ...............................................          1,069
                                                                  -------------
Total expenses .................................................     20,354,918
Less: fee waivers or expense reimbursements ....................     (1,551,972)
                                                                  -------------
Net expenses ...................................................     18,802,946
                                                                  -------------
EXPENSES IN EXCESS OF INCOME ...................................     (1,661,320)
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) from:
     Investment transactions ...................................    273,594,050
     Option transactions .......................................     (9,181,624)
     Futures transactions ......................................    (17,671,152)
     Foreign currency transactions .............................     (3,110,388)
     Forward foreign currency transactions .....................     17,223,301
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies .....................   (237,607,479)
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   AND FOREIGN CURRENCIES ......................................     23,246,708
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................  $  21,585,388
                                                                  =============

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity
--------------------------------------------------------------------------------
STATEMENTS OFCHANGES IN NET ASSETS

                                                     FOR THE     FOR THE PERIOD          FOR THE
                                                  YEAR ENDED    OCTOBER 1, 1999       YEAR ENDED
                                                 OCTOBER 31,     TO OCTOBER 31,    SEPTEMBER 30,
                                                        2000             1999 1             1999
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment (expenses in excess of
     investment) income ...................  $    (1,661,320)  $    (1,479,472)  $     3,254,083
   Net realized gain (loss) from investment
     and foreign currency transactions ....      260,854,187        (6,378,904)        1,150,801
   Net change in unrealized appreciation/
     depreciation on investments and
     foreign currencies ...................     (237,607,479)       93,522,062       232,624,850
                                             ---------------   ---------------   ---------------
Net increase in net assets resulting
   from operations ........................       21,585,388        85,663,686       237,029,734
                                             ---------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..................             --                --          (3,594,378)
                                             ---------------   ---------------   ---------------
CAPITAL TRANSACTIONS IN SHARES OF
   BENEFICIAL INTEREST
   Proceeds from sales of shares ..........    4,341,550,311       242,653,438     2,139,841,944
   Dividend reinvestments .................             --                --           3,024,024
   Cost of shares sold ....................   (4,148,886,702)     (265,880,726)   (1,776,650,526)
                                             ---------------   ---------------   ---------------
Net increase (decrease) from capital
   transactions in shares of
   beneficial interest ....................      192,663,609       (23,227,288)      366,215,442
                                             ---------------   ---------------   ---------------
TOTAL INCREASE IN NET ASSETS ..............      214,248,997        62,436,398       599,650,798
NET ASSETS
   Beginning of period ....................    1,913,666,794     1,851,230,396     1,251,579,598
                                             ---------------   ---------------   ---------------
   End of period (including undistributed
     (distributions in excess of) net
     investment income of $14,694,277,
     $(973,857) and $3,610,542,
     respectively) ........................  $ 2,127,915,791   $ 1,913,666,794   $ 1,851,230,396
                                             ===============   ===============   ===============

--------------------------------------------------------------------------------
1 On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                            FOR THE        FOR THE
                                               YEAR        PERIOD
                                              ENDED   OCT. 1, 1999                 FOR THE YEARS ENDED SEPTEMBER 30,
                                           OCT. 31,    TO OCT. 31,     ---------------------------------------------
                                               2000          1999 1        1999        1998        1997         1996
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD .................     $25.33        $24.22        $20.68      $22.13      $16.77       $15.47
INCOME FROMINVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income .................      (0.02)        (0.02)         0.04        0.02        0.09         0.18
   Net realized and unrealized
     gain (loss) on investments
     and foreign currencies ............       0.24          1.13          3.56       (0.87)       5.63         1.80
                                             ------        ------        ------      ------      ------       ------
Total from investment
   operations ..........................       0.22          1.11          3.60       (0.85)       5.72         1.98
                                             ------        ------        ------      ------      ------       ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...............         --            --         (0.06)      (0.01)      (0.16)       (0.31)
   Net realized gains ..................         --            --            --       (0.59)      (0.20)       (0.37)
                                             ------        ------        ------      ------      ------       ------
Total distributions ....................         --            --         (0.06)      (0.60)      (0.36)       (0.68)
                                             ------        ------        ------      ------      ------       ------
NET ASSET VALUE,
   END OF PERIOD .......................     $25.55        $25.33        $24.22      $20.68      $22.13       $16.77
                                             ======        ======        ======      ======      ======       ======
TOTAL INVESTMENT RETURN ................       0.83%         4.63%        17.35%      (3.73)%     34.76%       13.42%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .................... $2,127,916    $1,913,667    $1,851,230  $1,251,580    $525,520     $161,692
   Ratios to average net assets:
     Net investment (expenses
        in excess of) income ...........      (0.07)%       (0.93)%2       0.19%       0.61%       0.53%        0.91%
     Expenses after waivers,
        including expenses of the
        International Equity
        Portfolio ......................       1.50%         1.50%2        1.50%       1.50%       1.50%        1.50%
     Expenses before waivers,
        including expenses of the
        International Equity
        Portfolio ......................       1.67%         1.70%2        1.66%       1.70%       1.68%        1.76%

--------------------------------------------------------------------------------
1 On September 8, 1999, the Board of Trustees approved  the change of the fiscal year end from September 30 to October 31.
2 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. International Equity (the "Fund") is one of the funds offered to investors by the Trust. The Fund began operations and offering shares of beneficial interest on August 4, 1992.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the International Equity Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At October 31, 2000, the Fund's investment was approximately 71% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. VALUATION OF SECURITIES
Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

These book/tax differences are either temporary or permanent in nature.To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, permanent differences as of October 31, 2000 have been primarily attributable to partnership tax allocations, foreign currency transactions, and the utilization of earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes, and have been reclassified to the following accounts:

                         UNDISTRIBUTED      ACCUMULATED
                        NET INVESTMENT     NET REALIZED      PAID-IN
FUND                     INCOME (LOSS)    GAINS (LOSSES)     CAPITAL
----                    --------------    --------------   ------------
International Equity     $17,329,454      $(245,198,292)   $227,868,838

F. OTHER
The Trust accounts separately for the assets, liabilities, and operations of each of its funds. Expenses directly attributable to a fund are charged to the fund, while expenses that are attributable to the Trust are allocated among the funds in the Trust.

G. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

International Equity
--------------------------------------------------------------------------------
NOTES TOFINANCIAL STATEMENTS

NOTE 2 -- FEES AND TRANSACTIONS WITH AFFILIATES

The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative, custody and shareholder services to the Fund. The Trust has entered into an agreement with Investment Company Capital Corp., an indirect wholly owned subsidiary of Deutsche Bank AG, to provide transfer agency services to the Trust. All of these services are provided in return for a fee computed daily and paid monthly at an annual rate of .85% of the Fund's average daily net assets.

Bankers Trust has contractually agreed to waive its fees and reimburse expenses of the Fund through February 28, 2002, to the extent necessary, to limit all expenses to .80% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.50% of the average daily net assets of the Fund, including expenses of the Portfolio.

ICC Distributors, Inc., provides distribution services to the Fund.

NOTE 3 -- SHARES OF BENEFICIAL INTEREST

At October 31, 2000, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                         FOR THE              FOR THE PERIOD
                                      YEAR ENDED          OCTOBER 1, 1999 TO
                                OCTOBER 31, 2000          OCTOBER 31, 1999 1
                  ------------------------------  --------------------------
                        SHARES            AMOUNT       SHARES         AMOUNT
                  ------------   ---------------  -----------  -------------
Sold               148,734,586   $ 4,341,550,311    9,872,995  $ 242,653,438
Reinvested                  --                --           --             --
Redeemed          (140,998,341)   (4,148,886,702) (10,768,927)  (265,880,726)
                  ------------   ---------------  -----------  -------------
Net increase
(decrease)           7,736,245   $   192,663,609     (895,932) $ (23,227,288)
                  ============   ===============  ===========  =============

                                        FOR THE
                                      YEAR ENDED
                              SEPTEMBER 20, 1999
                  ------------------------------
                        SHARES            AMOUNT
                  ------------   ---------------
Sold                91,035,744   $ 2,139,841,944
Reinvested             129,786         3,024,024
Redeemed           (75,245,376)   (1,776,650,526)
                  ------------   ---------------
Net increase        15,920,154   $   366,215,442
                  ============   ===============

--------------------------------------------------------------------------------
1 On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

--------------------------------------------------------------------------------

International Equity
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of the BT Investment Funds and
Shareholders of International Equity:


In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Equity (one of the funds comprising the BT Investment Funds, hereafter referred to as the "Fund") at October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 20, 2000


--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited) For the Year Ended October 31, 2000

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Fund hereby designates the following earned amount as 20% rate capital gain dividends for the fiscal year ended October 31, 2000, $119,234,977.

During the year ended October 31, 2000, the Fund received income from foreign sources in the amount of $29,126,621 or $0.350 per share. The Fund has paid foreign taxes in the amount of $2,705,553 or $0.033 per share. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS October 31, 2000

    SHARES  SECURITY                             VALUE
--------------------------------------------------------------------------------
            INVESTMENTS IN UNAFFILIATED ISSUERS
            COMMON STOCKS -- 95.24%
            AUSTRALIA -- 2.02%
   848,383  Brambles Industries Ltd.
              (Industrials) .............$  21,988,386
   771,972  News Corporation Ltd. ADR
              (Consumer Discretionary) ..   28,952,162
 4,355,240  Qantas Airways Ltd.2
              (Industrials) .............    8,756,090
                                         -------------
                                            59,696,638
                                         -------------
            BRAZIL -- 0.94%
   601,720  Petroleo Brasileiro SA ADR 1
              (Energy) ..................   17,487,487
   469,808  Tele Norte Leste Participacoes
              ADR (Telecommunication
              Services) .................   10,394,502
                                         -------------
                                            27,881,989
                                         -------------
            CANADA -- 5.82%
 2,001,268  Bombardier Inc. "B"
              (Industrials) .............   31,383,734
   173,900  C-Mac Industries Inc.1
              (Information Technology) ..    9,651,450
   284,100  Canada Life Financial Corp.
              (Financials) ..............    6,622,395
   383,679  Celestica Inc.1 (Information
              Technology) ...............   27,333,218
   684,025  Manulife Financial Corp.
              (Financials) ..............   17,736,218
   704,859  Nortel Networks Corp.
              (Information Technology) ..   31,891,441
   235,900  Seagram Co. Ltd.
              (Consumer Discretionary) ..   13,475,787
 1,658,251  Sun Life Financial Services 1
              (Financials) ..............   34,202,249
                                         -------------
                                           172,296,492
                                         -------------
            CHINA -- 0.79%
   427,046  China Unicom ADR 1
              (Telecommunication
              Services) .................    8,754,443
69,759,700  PetroChina Co. Ltd., H
              (Energy) ..................   14,669,600
                                         -------------
                                            23,424,043
                                         -------------
            FINLAND -- 0.62%
   429,904  Nokia OYJ ADR
              (Information Technology) ..   18,378,396
                                         -------------

    SHARES  SECURITY                             VALUE
--------------------------------------------------------------------------------
            FRANCE -- 13.70%
   397,207  Alcatel 2 (Information
              Technology) ............... $ 24,566,873
    71,160  Altran Technologies SA
              (Information Technology) ..   14,530,707
   863,331  Aventis SA (Health Care) ....   62,202,847
   320,601  AXA 2 (Financials) ..........   42,393,910
   446,280  Banque Nationale de Paris
              (Financials) ..............   38,433,960
   295,005  Business Objects SA ADR 1
              (Information Technology) ..   23,245,472
   331,930  Christian Dior
              (Consumer Discretionary) ..   16,853,392
   140,300  France Telecom SA
              (Telecommunications
              Services) .................   14,651,510
   606,630  Societe Generale -- A
              (Financials) ..............   34,400,441
   339,758  STMicroelectronics NV
              (Information Technology) ..   17,646,181
   231,162  Suez Lyonnaise des Eaux
              (Utilities) ...............   35,230,608
   452,598  Total Fina Elf (Energy) .....   64,682,114
   233,425  Vivendi SA (Utilities) ......   16,758,872
                                         -------------
                                           405,596,887
                                         -------------
            GERMANY -- 5.61%
    96,300  Comverse Technology Inc.1
              (Information Technology) ..   10,761,525
   845,018  Deutsche Lufthansa
              (Industrials) .............   16,689,214
   623,230  Dresdner Bank AG
              (Financials) ..............   25,859,198
   911,140  E.ON AG (Utilities) .........   46,262,164
   217,390  Epcos AG 1 (Information
              Technology) ...............   16,492,124
   386,940  Intershop Communications AG 1,2
              (Information Technology) ..   16,727,376
    51,963  Muenchener Rueckversicherungs-
              Gesellschaft AG
              (Financials) ..............   16,385,178
     5,027  Porsche AG Pfd.
              (Consumer Discretionary) ..   16,831,390
                                         -------------
                                           166,008,169
                                         -------------
            HONG KONG -- 2.88%
 4,778,200  China Telecom Ltd.1
              (Telecommunication
              Services) .................   30,787,201
 1,882,800  HSBC Holdings PLC 2
              (Financials) ..............   26,194,116
 1,947,330  Hutchison Whampoa
              (Financials) ..............   24,157,965
 2,869,500  MTR Corp.1 (Industrials) ....    4,249,698
                                         -------------
                                            85,388,980
                                         -------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       17

International Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS October 31, 2000

    SHARES  SECURITY                             VALUE
--------------------------------------------------------------------------------
            HUNGARY -- 0.29%
   185,280  OTP Bank Rt (Financials) ....$   8,583,428
                                         -------------
            INDIA -- 0.00%
        50  Niit Ltd. (Information
              Technology) ...............        1,683
                                         -------------
            IRELAND -- 4.68%
 5,855,616  Bank of Ireland
              (Financials) ..............   45,068,431
 2,376,131  CRH PLC (Materials) .........   36,012,386
 1,106,790  Elan Corp. PLC ADR 1,2
              (Health Care) .............   57,483,906
                                         -------------
                                           138,564,723
                                         -------------
            ITALY -- 8.69%
   769,100  Assicurazioni Generali
              (Financials) ..............   25,262,046
 2,280,170  Banca Intesa SPA
              (Financials) ..............    9,451,268
 9,306,744  ENI SPA (Energy) ............   50,330,640
 3,230,849  Riunione Adriatica di
              Sicurta SPA
              (Financials) ..............   42,366,343
 2,001,370  Saipem (Energy) .............   10,416,211
 1,879,600  San Paolo -- IMI SPA 1
              (Financials) ..............   30,430,761
 3,803,609  Telecom Italia SPA
              (Telecommunication
              Services) .................   44,009,104
 8,864,634  Unicredito Italiano SPA 2
              (Financials) ..............   45,084,376
                                         -------------
                                           257,350,749
                                         -------------
            JAPAN -- 9.53%
   303,500  Fanuc Ltd. (Industrials) ....   27,240,602
 1,514,000  Fujitsu Ltd.2 (Information
              Technology) ...............   26,955,914
     1,623  Nippon Telegraph & Telephone
              Corp. (Telecommunication
              Services) .................   14,760,453
 1,506,000  Nissan Motor Co. Ltd.1
              (Consumer Discretionary) ..   10,330,913
   818,000  Pioneer Corp.2
              (Consumer Discretionary) ..   25,322,229
   102,644  Rohm Company Industries
              (Information Technology) ..   25,861,641
   161,600  Sony Corp.2
              (Consumer Discretionary) ..   12,905,944
   985,900  Takeda Chemical Industries Ltd.
              (Health Care) .............   64,922,268
 1,379,000  The Furukawa Electric Co. Ltd.2
              (Industrials) .............   36,247,503
 5,293,000  Toshiba Corporation
              (Information Technology) ..   37,811,893
                                         -------------
                                           282,359,360
                                         -------------

    SHARES  SECURITY                             VALUE
--------------------------------------------------------------------------------
            NETHERLANDS -- 11.48%
 1,533,997  ABN Amro Holdings NV 2
              (Financials) ..............$  35,497,777
 1,969,748  Buhrmann NV (Industrials) ...   53,762,635
   911,610  Fortis (NL) NV (Financials) .   27,817,980
   677,070  Hagemeyer NV (Consumer
              Discretionary) ............   15,983,533
 1,117,640  ING Groep NV (Financials) ...   76,660,530
 1,911,835  Koninklijke Ahold NV 2
              (Consumer Staples) ........   55,471,679
   472,554  Koninklijke Numico NV 2
              (Consumer Staples) ........   22,070,748
 1,343,587  Phillips Electronics NV 2
              (Consumer Discretionary) ..   52,741,755
                                         -------------
                                           340,006,637
                                         -------------
            NORWAY -- 0.18%
   393,860  Petroleum Geo-Services ASA 1,2
              (Energy) ..................    5,420,761
                                         -------------
            POLAND -- 0.44%
   276,168  Bank Pekao 144a 3
              (Financials) ..............    2,782,393
 2,058,291  Telekomunikacja Polska SA GDR
              Rule 144A 3 (Telecommunication
              Services) .................   10,239,998
                                         -------------
                                            13,022,391
                                         -------------
            SINGAPORE -- 0.57%
 1,426,000  DBS Group Holdings Ltd.
              (Financials) ..............   16,815,109
                                         -------------
            SOUTH KOREA -- 0.64%
   282,600  Korea Electric Power Corp.
              (Utilities) ...............    6,310,580
   345,972  Korea Telecom Corp ADR 1
              (Telecommunication
              Services) .................   12,757,718
                                         -------------
                                            19,068,298
                                         -------------
            SPAIN -- 4.36%
 2,191,194  Altadis SA 2 (Consumer
              Staples) ...................  32,782,309
 2,546,696  Banco Bilbao Vizcaya Argenta
              (Financials) ...............  33,891,498
 1,195,950  Banco Popular Espanol
              (Financials) ...............  35,734,372
 1,398,013  Telefonica SA 1
              (Telecommunication
              Services) ..................  26,627,371
                                         -------------
                                           129,035,550
                                         -------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       18

International Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS October 31, 2000


    SHARES  SECURITY                             VALUE
--------------------------------------------------------------------------------

            SWITZERLAND -- 3.49%
    17,946  Nestle SA (Consumer
              Staples) ..................$  37,177,803
     3,152  Roche Holding AG --
              Genusscheine
              (Health Care) .............   28,783,867
     6,292  Schweizerische
              Ruckversicherungs-
              Gesellschaft (Financials) .   12,404,942
     9,621  Serono SA 2 (Health Care) ...    8,652,070
    33,629  Zurich Financial Services Group
              (Financials) ..............   16,271,328
                                         -------------
                                           103,290,010
                                         -------------
            TAIWAN -- 0.31%
 5,178,600  United Microelectronics Corp.
              (Information Technology) ..    9,121,792
                                         -------------
            TURKEY -- 0.22%
75,792,021  Yapi Ve Kredi Bankasi
              (Financials) ..............    6,548,994
                                         -------------
            UNITED KINGDOM -- 17.98%
 7,151,617  BAE Systems PLC
              (Industrials) .............   40,812,540
 1,627,960  Barclays PLC (Financials) ...   46,570,058
   466,136  BP Amoco PLC ADR (Energy) ...   23,743,803
 1,310,520  British Telecommunications PLC
              (Telecommunications
              Services) .................   15,395,330
 1,383,770  Celltech Group PLC 1
              (Healthcare) ..............   27,689,171
 1,339,190  Energis PLC
              (Telecommunications
              Services) .................   11,424,755
 1,471,620  Glaxo Wellcome PLC
              (Health Care) .............   42,332,799
 1,029,520  Logica PLC (Information
              Technology) ...............   30,198,334
 4,256,560  Reckitt Benckiser PLC (Consumer
              Staples) ..................   56,092,167
 2,764,621  Royal Bank of Scotland 1
              (Financials) ..............    3,271,825
 2,813,691  Royal Bank of Scotland Group PLC
              (Financials) ..............   63,288,477
 7,964,355  Shell Transport & Trading Co. PLC
              (Energy) ..................   64,186,016
25,741,535  Vodafone Group PLC
              (Telecommunications
              Services) .................  107,372,064
                                         -------------
                                           532,377,339
                                         -------------
TOTAL COMMON STOCKS
   (Cost $2,629,124,487) ................2,820,238,418
                                         -------------

    SHARES   SECURITY                            VALUE
--------------------------------------------------------------------------------
             OPTION -- 0.42%
133,000,000  Euro FX Nov 00.86
              (Strike Price of
              .86 and Expiration
              11/27/00) .................$   3,305,981
 66,022,587  Japan Bank Index Option
              (Strike Price of 74.1477 and
              Expiration 3/9/01) ........    3,021,194
 66,022,587  Japan Bank Index Option
              (Strike Price of 78.0649 and
              Expiration 3/9/01) ........    3,182,289
    665,081  Nikkei 225 Index (Options on
              Nikkei Exchange with Strike
              Price of 153.39 and
              Expiration 12/8/00) .......      142,992
    763,906  Nikkei 225 Index (Options on Nikkei
              Exchange with Strike Price of
              154.2354 and Expiration
              12/8/00) ..................       98,162
    462,714  Nikkei 225 Index (Options on Nikkei
              Exchange with Strike Price of
              155.9718 and Expiration
              12/8/00) ..................       40,719
    620,685  Nikkei 225 Index (Options on Nikkei
              Exchange with Strike Price of
              156.9378 and Expiration
              12/8/00) ..................       44,131
    679,309  Nikkei 225 Index (Options on Nikkei
              Exchange with Strike Price of
              174.1110 and Expiration
              12/8/00) ..................          679
      7,774  Nikkei 225 Index (Options on Nikkei
              Exchange with Strike Price of
              177.034 and Expiration
              12/8/00) ..................       10,054
    725,546  Nikkei 225 Index (Options on Nikkei
              Exchange with Strike Price of
              147.5900 and Expiration
              3/8/01) ...................    2,540,937
                                         -------------
TOTAL OPTION
   (Cost $39,443,304) ...................   12,387,138
                                         -------------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $2,668,567,791) ................2,832,625,556
                                         -------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                      19

International Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS October 31, 2000

    SHARES  SECURITY                             VALUE
--------------------------------------------------------------------------------
            INVESTMENTS IN AFFILIATED
            INVESTMENT COMPANIES
            SHORT-TERM INSTRUMENTS -- 6.87%
            MUTUAL FUNDS -- 6.87%
203,485,701 Cash Management
              Institutional ............$  203,485,701
                                        --------------
TOTAL SHORT-TERM INSTRUMENTS
   (Cost $203,485,701) .................   203,485,701
                                        --------------
TOTAL INVESTMENTS
   (Cost $2,872,053,492) .......102.53%  3,036,111,257

LIABILITIES IN EXCESS
  OF OTHER ASSETS .............. (2.53)    (74,791,610)
                                ------  --------------
NET ASSETS .....................100.00% $2,961,319,647
                                ======  ==============

----------
1 Non-income producing security.
2 Securities on loan.
3 This security may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

Abbreviations
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

INDUSTRY DIVERSIFICATION
 (as a percent of Total Investments in the Portfolio)
--------------------------------------------------------------------------------
Financials ...................................  30.15%
Information Technology .......................  12.10
Telecommunications Services ..................  10.89
Health Care ..................................  10.36
Energy .......................................   8.90
Industrials ..................................   8.55
Consumer Staples .............................   7.22
Consumer Discretionary .......................   6.85
Utilities ....................................   3.70
Materials ....................................   1.28
                                               ------
                                               100.00%
                                               ======

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       20

International Equity Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                               OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------
ASSETS
   Investments in unaffiliated issuers, at value (cost $2,668,567,791) ........  $2,832,625,556
   Investments in affiliated investment companies, at value (cost $203,485,701)     203,485,701
                                                                                 --------------
Total investments, at value ...................................................   3,036,111,257
   Cash 1 .....................................................................      26,626,119
   Receivable for securities sold .............................................      62,954,505
   Collateral under securities lending agreements .............................     111,939,340
   Unrealized appreciation on forward foreign currency contracts ..............       5,325,983
   Dividends and interest receivable ..........................................       2,180,936
   Receivable for foreign taxes withheld ......................................       4,439,306
   Receivable for shares of beneficial interest subscribed ....................      11,185,345
   Prepaid expenses and other .................................................          61,999
                                                                                 --------------
Total assets ..................................................................   3,260,824,790
                                                                                 --------------
LIABILITIES
   Payable for options sold (cost $1,323,350) .................................       1,652,991
   Payable for securities purchased ...........................................     179,104,308
   Payable for collateral under securities lending agreements .................     111,939,340
   Unrealized depreciation on forward foreign currency contracts ..............       5,096,089
   Payable for shares of beneficial interest redeemed .........................           4,228
   Due to Bankers Trust .......................................................       1,690,751
   Accrued expenses and other .................................................          17,436
                                                                                 --------------
Total liabilities .............................................................     299,505,143
                                                                                 --------------
NET ASSETS ....................................................................  $2,961,319,647
                                                                                 ==============
COMPOSITION OF NET ASSETS
   Paid-in capital ............................................................  $2,798,983,614
   Net unrealized appreciation on investments and foreign currencies ..........     162,336,033
                                                                                 --------------
NET ASSETS ....................................................................  $2,961,319,647
                                                                                 ==============

-------
1 Includes foreign cash of $25,078,895 with a cost of $25,167,979.

See Notes to Financial Statements.
-------------------------------------------------------------------------------
                                       21

International Equity Portfolio
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                             FOR THE YEAR ENDED
                                                                               OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (net of foreign withholding tax of $4,159,803) ....................  $  49,346,482
   Interest ....................................................................        557,607
   Securities lending income ...................................................      1,864,852
                                                                                  -------------
TOTAL INVESTMENT INCOME ........................................................     51,768,941
                                                                                  -------------
EXPENSES
   Advisory fees ...............................................................     23,413,787
   Administration and services fees ............................................      5,427,579
   Professional fees ...........................................................         82,222
   Trustees fees ...............................................................          5,375
   Printing and shareholder reports ............................................            823
   Miscellaneous ...............................................................         71,317
                                                                                  -------------
Total expenses .................................................................     29,001,103
Less: fee waivers or expense reimbursements ....................................     (3,779,381)
                                                                                  -------------
Net expenses ...................................................................     25,221,722
                                                                                  -------------
NET INVESTMENT INCOME ..........................................................     26,547,219
                                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS
   Net realized gain (loss) from:
     Investment transactions ...................................................    422,025,517
     Option transactions .......................................................    (14,932,190)
     Foreign futures transactions ..............................................    (28,337,693)
     Foreign currency transactions .............................................     (4,969,209)
     Forward foreign currency transactions .....................................     26,331,329
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ........................................   (327,798,168)
                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES .........     72,319,586
                                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................  $  98,866,805
                                                                                  =============

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       22

International Equity Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                     FOR THE     FOR THE PERIOD          FOR THE
                                                  YEAR ENDED    OCTOBER 1, 1999       YEAR ENDED
                                                 OCTOBER 31,     TO OCTOBER 31,    SEPTEMBER 30,
                                                        2000             1999 1             1999
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment (expenses in excess of)
     income ...............................  $    26,547,219   $      (323,887)  $    26,238,345
   Net realized gain (loss) from investment
     and foreign currency transactions ....      400,117,754        (9,960,988)        4,300,697
   Net change in unrealized appreciation/
     depreciation on investments and
     foreign currencies ...................     (327,798,168)      146,111,035       345,753,008
                                             ---------------   ---------------   ---------------
Net increase in net assets from operations        98,866,805       135,826,160       376,292,050
                                             ---------------   ---------------   ---------------
CAPITAL TRANSACTIONS
   Proceeds from capital invested .........    6,227,652,526       340,860,574     3,135,914,534
   Value of capital withdrawn .............   (6,382,560,518)     (357,182,232)   (2,446,602,079)
                                             ---------------   ---------------   ---------------
Net increase (decrease) in net assets from
   capital transactions ...................     (154,907,992)      (16,321,658)      689,312,455
                                             ---------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...      (56,041,187)      119,504,502     1,065,604,505
NET ASSETS
   Beginning of period ....................    3,017,360,834     2,897,856,332     1,832,251,827
                                             ---------------   ---------------   ---------------
   End of period ..........................  $ 2,961,319,647   $ 3,017,360,834   $ 2,897,856,332
                                             ===============   ===============   ===============

-----------
1 On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       23

International Equity Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                          FOR THE         FOR THE
                                             YEAR          PERIOD
                                            ENDED    OCT. 1, 1999                 FOR THE YEARS ENDED SEPTEMBER 30,
                                         OCT. 31,     TO OCT. 31,       -------------------------------------------
                                             2000          1999 2         1999          1998        1997       1996
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ................... $2,961,320     $3,017,361   $2,897,856    $1,832,252    $572,405   $164,813
   Ratios to average net assets:
     Net investment (expenses
        in excess of) income ..........       0.74%         (0.13)%1      1.00%         1.52%       1.35%      1.76%
     Expenses after waivers ...........       0.70%          0.70%1       0.70%         0.66%       0.65%      0.65%
     Expenses before waivers ..........       0.80%          0.83%1       0.80%         0.81%       0.82%      0.85%
   Portfolio turnover rate ............        140%             5%         106%           65%         63%        68%

---------
1 Annualized.
2 On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       24

International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION

The International Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized as an unincorporated trust under the laws of New York and began operations on August 4, 1992. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. VALUATION OF SECURITIES
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the securities traded on that exchange prior to the time when the Portfolio assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. SECURITIES TRANSACTIONS AND INTEREST INCOME
Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. FOREIGN CURRENCY TRANSACTIONS
The books and records of the Portfolio are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

E. FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net US dollar value of foreign currencies underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

F. OPTION CONTRACTS
Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

G. FUTURES CONTRACTS
The Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying securities, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

--------------------------------------------------------------------------------
                                       25

International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

H. FEDERAL INCOME TAXES
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

I. SECURITY LOANS
The Portfolio receives compensation in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

J. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative and custody services to the Portfolio. These services are provided in return for a fee computed daily and paid monthly at an annual rate of 0.15% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolio pays Bankers Trust a fee computed daily and paid monthly at an annual rate of 0.65% of the Portfolio's average daily net assets.

Bankers Trust has contractually agreed to waive its fees and reimburse expenses of the Portfolio, through February 28, 2002, to the extent necessary, to limit all expenses to 0.70% of the average daily net assets of the Portfolio.

The Portfolio may invest in Cash Management Institutional ("Cash Management"), an open-end management investment company managed by Bankers Trust. Cash Management is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust. Distributions from Cash Management to the Portfolio for the year ended October 31, 2000, amounted to $8,717,662 and are included in dividend income.

At October 31, 2000, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $200,000,000, which expires April 27, 2001. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for this Portfolio under the credit facility for the year ended October 31, 2000.

The Portfolio may use cash collateral from its securities lending transactions, described in Note 1.I. to purchase shares of an affiliated fund and may pay fees generated from those transactions to Bankers Trust.

For the year ended October 31, 2000, affiliates of Deutsche Bank AGreceived $80,614 in brokerage commissions from the Portfolio as a result of executing agency transactions in portfolio securities.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2000, were $4,715,457,241 and $4,888,426,453, respectively.

For Federal income tax purposes, the tax basis of investments held at October 31, 2000, was $2,886,184,610. The aggregate gross unrealized appreciation for all investments at October 31, 2000, was $268,397,859 and the aggregate gross unrealized depreciation for all investments was $118,800,853.

--------------------------------------------------------------------------------
                                       26

International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 4 -- OPEN FORWARD FOREIGN CURRENCY CONTRACTS
On October 31, 2000 the Portfolio had the following open forward foreign currency contracts outstanding:

                                                                                                    NET UNREALIZED
                                                                                                     APPRECIATION/
                                                                                       CONTRACT       DEPRECIATION
CONTRACTS TO DELIVER                  IN EXCHANGE FOR      SETTLEMENT DATE          VALUE (US$)              (US$)
---------------------------------------------------------------------------------------------------------------------
SALES

---------------------------------------------------------------------------------------------------------------------
British Pound       3,580,000    US Dollar    $ 5,196,800       11/2/00            $ 5,198,522          $   (1,722)
Hong Kong Dollar    6,700,000    US Dollar        859,018       11/1/00                859,102                 (83)
Hong Kong Dollar    6,781,000    US Dollar        869,448       11/2/00                869,488                 (40)
Japanese Yen    7,316,741,250    US Dollar     68,250,000      11/16/00             67,011,544           1,238,456
Japanese Yen   14,830,042,500    US Dollar    138,469,118      11/16/00            135,823,314           2,645,804
---------------------------------------------------------------------------------------------------------------------
                                                                                   Total Sales          $3,882,415
---------------------------------------------------------------------------------------------------------------------
PURCHASES
---------------------------------------------------------------------------------------------------------------------
Swiss Franc        38,822,000    US Dollar   $ 21,480,662       11/1/00           $ 21,590,748         $   110,086
Swiss Franc        12,901,000    US Dollar      7,171,206       11/2/00              7,174,855               3,649
Swiss Franc       113,738,625    US Dollar     65,000,000      11/16/00             63,255,422          (1,744,578)
Swiss Franc       113,723,350    US Dollar     65,000,000      11/16/00             63,246,927          (1,753,073)
Swiss Franc       114,236,850    US Dollar     65,000,000      11/16/00             63,532,508          (1,467,492)
Swiss Franc       116,678,900    US Dollar     65,000,000      11/16/00             64,890,648            (109,352)
Euro                3,000,000    US Dollar      2,529,600       11/1/00              2,542,935              13,335
Euro               25,000,000    US Dollar     21,190,000       11/2/00             21,191,125               1,125
Euro               77,325,581    US Dollar     64,276,889      11/29/00             65,544,642           1,267,753
British Pound       2,100,000    US Dollar      3,010,140       11/1/00              3,049,412              39,272
British Pound       8,060,000    US Dollar     11,716,016       11/3/00             11,703,934             (12,082)
BritishPound        9,620,000    US Dollar     13,962,709       11/6/00             13,969,212               6,503
Japanese Yen      357,347,000    US Dollar      3,280,218       11/1/00              3,272,820              (7,399)
Japanese Yen       68,997,000    US Dollar        632,188       11/2/00                631,920                (268)
---------------------------------------------------------------------------------------------------------------------
                                                                               Total Purchases         $(3,652,521)
---------------------------------------------------------------------------------------------------------------------
                                                                 Total Unrealized Appreciation         $   229,894
---------------------------------------------------------------------------------------------------------------------

NOTE 5 -- CALL AND PUT OPTIONS
Call and Put Options written and related premiums received during the period were as follows:

                                                           CALLS -- ACTUAL                         PUTS -- ACTUAL
-----------------------------------------------------------------------------------------------------------------
                                           CONTRACTS              PREMIUMS           CONTRACTS           PREMIUMS
-----------------------------------------------------------------------------------------------------------------
Options outstanding, October 31, 1999          8,643             7,766,496                  --                 --
Options written                            5,116,964            65,675,821           1,878,372         13,155,196
Options closed                              (581,977)          (11,886,877)           (644,972)        (6,492,491)
Options expired                             (416,969)          (21,962,366)           (413,800)          (359,775)
Options exercised                            (69,600)             (675,120)           (620,100)        (4,454,230)
-------------------------------------------------------------------------------------------------------------------
Options outstanding, October 31, 2000      4,057,061            38,917,954             199,500          1,848,700
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       27

International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 6 -- LENDING OF PORTFOLIO SECURITIES
The Portfolio has the ability to lend its securities to brokers, dealers and other financial organizations. Loans of portfolio securities are collateralized by cash and/or government securities that are maintained at all times in an amount equal to 102% and 105% of the current market value of the loaned securities for domestic and international securities, respectively.

At October 31, 2000

        MARKET VALUE     MARKET VALUE    % OF PORTFOLIO
OF LOANED SECURITIES    OF COLLATERAL           ON LOAN
--------------------    -------------    --------------
        $106,043,552     $111,939,340              3.74

NOTE 7 -- RISKS OF INVESTING IN FOREIGN SECURITIES
The Portfolio invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies and future adverse political and economic developments. Lack of liquidity and greater volatility in market prices. This is particularly true with respect to emerging markets in developing countries.

--------------------------------------------------------------------------------
                                       28

International Equity Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Holders of Beneficial Interest of
International Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity Portfolio (hereafter referred to as the "Portfolio") at October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 20, 2000

--------------------------------------------------------------------------------

[THIS PAGE INTENTIONALLY LEFT BLANK]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:

                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    P.O. BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call our toll-free number:       1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management,Inc., and Deutsche Asset Management Investment Services Limited.


International Equity                                          CUSIP #055922868
                                                              1663ANN (10/00)

Distributed by:
ICC Distributors, Inc.